News Release		Exhibit 99.1

Contact:	Corporate Communications
Houston:	713.324.5080
Email:	corpcomm@coair.com
News archive:	continental.com/company/news/	Address:	P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS DECEMBER 2008 OPERATIONAL PERFORMANCE

HOUSTON, Jan. 5, 2009 – Continental Airlines (NYSE: CAL) today reported a December consolidated (mainline plus regional) load factor of 79.9 percent, 1.2 points above the December 2007 consolidated load factor.  The carrier reported a mainline load factor of 80.4 percent, 1.6 points above the December 2007 mainline load factor, and a domestic mainline December load factor of 84.0 percent, 2.6 points above the December 2007 domestic mainline load factor.  All three load factors were records for the month.  In addition, the airline reported an international mainline load factor of 76.6 percent, 0.5 points above December 2007.

During the month, Continental recorded a U.S. Department of Transportation (DOT) on-time arrival rate of 63.3 percent and a mainline segment completion factor of 98.5 percent. Continental’s on-time arrival rate was negatively impacted by challenging winter weather conditions throughout its operating network, including a very rare snow fall in Houston on Dec. 10.

In December 2008, Continental flew 7.1 billion consolidated revenue passenger miles (RPMs) and 8.9 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic decrease of 6.7 percent and a capacity decrease of 8.1 percent as compared to December 2007. In December 2008, Continental flew 6.3 billion mainline RPMs and 7.9 billion mainline ASMs, resulting in a mainline traffic decrease of 7.3 percent and a mainline capacity decrease of 9.0 percent as compared to December 2007. Domestic mainline traffic was 3.3 billion RPMs in December 2008, down 9.3 percent from December 2007, and domestic mainline capacity was 4.0 billion ASMs, down 12.1 percent from December 2007.

For December 2008, consolidated passenger revenue per available seat mile (RASM) is estimated to have increased between 3.5 and 4.5 percent compared to December 2007, while mainline passenger RASM is estimated to have increased between 4.0 and 5.0 percent compared to December 2007.

For November 2008, consolidated passenger RASM increased 1.2 percent compared to November 2007, while mainline passenger RASM increased 2.4 percent compared to November 2007.

During the fourth quarter 2008, Continental raised $196 million in cash, after sales commissions, through the sale of 12.6 million shares of Class B common stock at an average price to the public of $15.84 per share pursuant to its equity distribution agreements with UBS Securities LLC and Morgan Stanley & Co. Incorporated. Continental has concluded this offering.  Including the proceeds from this offering, Continental ended the fourth quarter 2008 with an unrestricted cash and short-term investments balance of $2.65 billion.

Continental’s regional operations had a December load factor of 76.1 percent, 1.2 points below the December 2007 regional load factor. Regional RPMs were 776.4 million and regional ASMs were 1,020.3 million in December 2008, resulting in a traffic decrease of 2.0 percent and a capacity decrease of 0.5 percent versus December 2007.

Continental Airlines is the world’s fifth largest airline.  Continental, together with Continental Express and Continental Connection, has more than 2,500 daily departures throughout the Americas, Europe and Asia, serving 134 domestic and 131 international destinations. More than 675 additional points are served via alliance partners.  With more than 43,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with Continental Express, carries approximately 69 million passengers per year.

Continental consistently earns awards and critical acclaim for both its operation and its corporate culture.  For the fifth consecutive year, FORTUNE magazine named Continental the No. 1 World’s Most Admired Airline on its 2008 list of World’s Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company’s current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company’s 2007 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the consequences of the company’s high leverage, the significant volatility in the cost of aircraft fuel, the company’s transition to a new global alliance, delays in scheduled aircraft deliveries, its high labor and pension costs, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the airline pricing environment, industry capacity decisions, industry consolidation, terrorist attacks, regulatory matters, excessive taxation, the availability and cost of insurance, public health threats, an economic downturn in the U.S. and global economies and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
DECEMBER	2008	2007	Change
REVENUE PASSENGER MILES (000)
Domestic	3,349,536	3,692,343	-9.3	Percent

International	2,985,131	3,138,375	-4.9	Percent
Transatlantic	1,458,911	1,543,411	-5.5	Percent
Latin America	980,140	976,440	0.4	Percent
Pacific	546,080	618,524	-11.7	Percent

Mainline	6,334,667	6,830,718	-7.3	Percent
Regional	776,397	792,500	-2.0	Percent
Consolidated	7,111,064	7,623,218	-6.7	Percent
AVAILABLE SEAT MILES (000)
Domestic	3,986,616	4,537,528	-12.1	Percent

International	3,894,519	4,125,710	-5.6	Percent
Transatlantic	1,931,521	2,021,735	-4.5	Percent
Latin America	1,227,987	1,273,197	-3.6	Percent
Pacific	735,011	830,778	-11.5	Percent

Mainline	7,881,135	8,663,238	-9.0	Percent
Regional	1,020,331	1,025,727	-0.5	Percent
Consolidated	8,901,466	9,688,965	-8.1	Percent
PASSENGER LOAD FACTOR
Domestic	84.0 Percent	81.4 Percent	2.6	Points

International	76.6 Percent	76.1 Percent	0.5	Points
Transatlantic	75.5 Percent	76.3 Percent	-0.8	Points
Latin America	79.8 Percent	76.7 Percent	3.1	Points
Pacific	74.3 Percent	74.5 Percent	-0.2	Points

Mainline	80.4 Percent	78.8 Percent	1.6	Points
Regional	76.1 Percent	77.3 Percent	-1.2	Points
Consolidated	79.9 Percent	78.7 Percent	1.2	Points
ONBOARD PASSENGERS
Mainline	3,787,695	4,145,405	-8.6	Percent
Regional	1,412,222	1,432,261	-1.4	Percent
Consolidated	5,199,917	5,577,666	-6.8	Percent
CARGO REVENUE TON MILES (000)
Total	71,651	92,231	-22.3	Percent

PRELIMINARY TRAFFIC RESULTS
FULL YEAR	2008	2007	Change
REVENUE PASSENGER MILES (000)
Domestic	42,853,991	45,356,239	-5.5	Percent

International	39,952,773	38,953,687	2.6	Percent
Transatlantic	21,273,235	20,136,822	5.6	Percent
Latin America	11,632,551	11,174,860	4.1	Percent
Pacific	7,046,987	7,642,005	-7.8	Percent

Mainline	82,806,764	84,309,926	-1.8	Percent
Regional	9,880,333	9,855,804	0.2	Percent
Consolidated	92,687,097	94,165,730	-1.6	Percent
AVAILABLE SEAT MILES (000)
Domestic	51,434,315	54,090,839	-4.9	Percent

International	51,092,766	49,048,119	4.2	Percent
Transatlantic	27,606,158	25,350,543	8.9	Percent
Latin America	14,219,042	13,875,830	2.5	Percent
Pacific	9,267,566	9,821,746	-5.6	Percent

Mainline	102,527,081	103,138,958	-0.6	Percent
Regional	12,983,799	12,598,869	3.1	Percent
Consolidated	115,510,880	115,737,827	-0.2	Percent
PASSENGER LOAD FACTOR
Domestic	83.3 Percent	83.9 Percent	-0.6	Points

International	78.2 Percent	79.4 Percent	-1.2	Points
Transatlantic	77.1 Percent	79.4 Percent	-2.3	Points
Latin America	81.8 Percent	80.5 Percent	1.3	Points
Pacific	76.0 Percent	77.8 Percent	-1.8	Points

Mainline	80.8 Percent	81.7 Percent	-0.9	Points
Regional	76.1 Percent	78.2 Percent	-2.1	Points
Consolidated	80.2 Percent	81.4 Percent	-1.2	Points
ONBOARD PASSENGERS
Mainline	48,682,360	50,959,989	-4.5	Percent
Regional	18,009,899	17,970,423	0.2	Percent
Consolidated	66,692,259	68,930,412	-3.2	Percent
CARGO REVENUE TON MILES (000)
Total	1,006,327	1,037,614	-3.0	Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
DECEMBER	2008	2007	Change
On-Time Performance [1]	63.3%	66.4%	(3.1)	Points
Completion Factor [2]	98.5%	98.4%	0.1	Points
November 2008 year-over-year consolidated RASM change			1.2	Percent
November 2008 year-over-year mainline RASM change			2.4	Percent
December 2008 estimated year-over-year consolidated RASM change			3.5 - 4.5	Percent
December 2008 estimated year-over-year mainline RASM change			4.0 - 5.0	Percent
December 2008 estimated average price per gallon of fuel, including fuel taxes			2.34	Dollars
Fourth Quarter 2008 estimated average price per gallon of fuel, including fuel taxes			2.92	Dollars

[1] Department of Transportation Arrivals within 14 minutes
[2] Mainline Segment Completion Percentage

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